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Exhibit 10.1

 Medicaid HMO Contract
HealthEase of Florida, Inc.

AHCA CONTRACT NO. FA619

AMENDMENT NO. 4

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and HEALTHEASE OF FLORIDA, INC., hereinafter referred to as the “Vendor” or "Health Plan", is hereby amended as follows:

1.
Attachment I, Scope of Services, is hereby amended to include Exhibit II-B, Second Revised Capitation Rates, attached hereto and made a part of the Contract. All references in the Contract to Exhibit II-A, Revised Capitation Rates, shall hereinafter also refer to Exhibit II-B, Second Revised Capitation Rates, as appropriate.

2.	Attachment II, Medicaid Prepaid Health Plan Model Contract, Section V, Covered Services, Item B, Optional Services, is hereby deleted in its entirety and replaced with the following:

B.Optional Services

The Plan shall offer the following services within all applicable Medicaid guidelines:

	Covered	Not Covered
Dental Services		X
Transportation Services	X (Dade only)

3. Attachment II, Medicaid Prepaid Health Plan Model Contract, Section V, Covered Services, Item C, Expanded Services, sub-item 2 is hereby deleted in its entirety and replaced with the following:

2.The following is a list of the Health Plan’s Expanded Services:

a.	Annual comprehensive oral exam, x-rays (one per year), 2 cleanings per year, silver amalgam fillings, one periodontic deep cleaning per year, 2 periodontic scaling and root planning per year;

b.	Up to $25 credit per household each month for selected over the counter drugs and/or health supplies;

c.	Unlimited eye exams and eyeglasses, if medically necessary;

d.	Free approved round trip transportation to medical appointments (Dade County only);

e. Circumcision up to 1 year.

AHCA Contract No. FA619, Amendment No. 4, Page 1 of 2

Medicaid HMO Contract
HealthEase of Florida, Inc.

4.	This Amendment shall have an effective date of March 1, 2008, or the date on which both parties execute the Amendment, whichever is later.

All provisions in the Contract and any attachments thereto in conflict with this amendment shall be and are hereby changed to conform with this amendment.

All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Contract.

This amendment and all its attachments are hereby made a part of the Contract.

This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

IN WITNESS WHEREOF, the parties hereto have caused this four (4) page amendment (which includes all attachments hereto) to be executed by their officials thereunto duly authorized.

HEALTHEASE OF FLORIDA, INC.	STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION
SIGNED BY: /s/ Heath Schiesser	SIGNED BY: /s/ Illegible for
NAME: Heath Schiesser	NAME: Holly Benson
TITLE: President and CEO	TITLE: Secretary
DATE: 3/27/08	4/2/08

List of attachments included as part of this Amendment:
Specify Type	Letter/Number	Description
Exhibit	II-B	Second Revised Capitation Rates (2 pages)

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FA619, Amendment No. 4, Page 2 of 2

EXHIBIT II-B
SECOND REVISED CAPITATION RATES

A.	Table 2 - General Capitation Rates plus Mental Health Rates:

Area 1 Counties:

County	Provider Number
Escambia	015019314
Santa Rosa	015019331

Area 2 Counties:
County	Provider Number
Calhoun	015019340
Gadsden	015019315
Jefferson	015019318
Leon	015019320
Liberty	015019342
Madison	015019322
Wakulla	015019336

Area 3 Counties:
County	Provider Number
Citrus	015019309
Lake	015019319
Marion	015019323
Putnam	015019329

Area 4 Counties:
County	Provider Number
Duval	015019313
Volusia	015019335

Area 5 Counties:

County	Provider Number
Pasco	015019302
Pinellas	015019303

AHCA Contract No. FA619, Exhibit II-B, Page 1 of 2

Area 6 Counties:
County	Provider Number
Highlands	015019317
Hillsborough	015019300
Manatee	015019301
Polk	015019304

Area 7 Counties:
County	Provider Number
Brevard	015019308
Orange	015019327
Osceola	015019328
Seminole	015019333

Area 8 Counties:
County	Provider Number
Sarasota	015019332

Area 9 Counties:
County	Provider Number
Martin	015019324
Palm Beach	015019339

Area 10 Counties:
County	Provider Number
Broward	015019337

B.	Table 4 - General Capitation Rates plus Mental Health Rates and Transportation Rates:

Area 11 Counties:

County	Provider Number
Miami-Dade	015019338

AHCA Contract No. FA619, Exhibit II-B, Page 2 of 2